UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	QNST	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders on November 15, 2019. Of the 51,101,192 shares of the Company’s common stock outstanding as of September 25, 2019 (the record date), 48,199,517 shares, or 94.32%, were present or represented by proxy at the meeting. Three proposals were considered at the meeting.

Proposal One. The stockholders elected the Company’s three Class I nominees, one Class II nominee, and one Class III nominee to the Company’s Board of Directors. The terms of Class I directors expire on the date of the 2022 annual meeting of stockholders, the terms of Class II directors expire on the date of the 2020 annual meeting of stockholders, and the terms of Class III directors expire on the date of the 2021 annual meeting of stockholders or, in the case of all directors, until their respective successors are duly elected and qualified. The table below presents the voting results on this proposal:

Name	For	Withheld	Broker Non-Votes
Stuart M. Huizinga (Class I)	44,089,027	241,758	3,868,732
David Pauldine (Class I)	44,073,985	256,800	3,868,732
James Simons (Class I)	34,476,829	9,853,956	3,868,732
Matthew Glickman (Class II)	44,078,296	252,489	3,868,732
Andrew Sheehan (Class III)	37,179,714	7,151,071	3,868,732

Proposal Two. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. The table below presents the voting results on this proposal:

For	Against	Abstentions
47,073,640	1,098,730	27,147

Proposal Three. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2019 Proxy Statement. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
43,688,543	593,963	48,279	3,868,732

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: November 20, 2019	By:	/s/ Martin J. Collins
Martin J. Collins
Chief Legal & Privacy Officer